UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2023

PTC Inc.

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	0-18059	04-2866152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 Seaport Boulevard
Boston, Massachusetts	02210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 370-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PTC	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 1, 2023, PTC Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Rockwell Automation US Holdings LLC (the “Selling Stockholder”) and Goldman Sachs & Co. LLC (the “Underwriter”), relating to an underwritten offering (the “Offering”) of 5,830,905 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share. The Offering was completed on August 3, 2023. Pursuant to the Underwriting Agreement, the Underwriter purchased the Shares from the Selling Stockholder at a price of $140.672 per share. The Company did not receive any proceeds from the Offering.

The Offering was made pursuant to a preliminary prospectus supplement and final prospectus supplement pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-261270), each of which has been filed with the Securities and Exchange Commission (the “SEC”).

The Underwriting Agreement contains customary representations, warranties, covenants and indemnification obligations of the Company, the Selling Stockholder and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, and other obligations of the parties. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of the Underwriting Agreement as of specific dates and may be subject to more recent developments, were made solely for the benefit of the other parties to the Underwriting Agreement and may be subject to limitations agreed upon by the contracting parties, including for the purposes of allocating risk between the parties to the Underwriting Agreement. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or conditions of the Company.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of August 1, 2023, by and among PTC Inc., Rockwell Automation US Holdings LLC and Goldman Sachs & Co. LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PTC Inc.

Date: August 7, 2023	By:	/s/ Catherine Gorecki
Catherine Gorecki
Senior Vice President, Corporate & Securities Counsel, Assistant Secretary